SUPPLEMENT TO:

Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
dated February 1, 2016

Calvert Income Funds Prospectus (Class A, C and Y)
dated February 1, 2016

Calvert Responsible Index Funds Prospectus (Class A, C and Y)
dated February, 2016

Calvert Unconstrained Bond Fund Prospectus (Class A, C and Y)
dated May 1, 2016

Calvert Tax-Free Responsible Impact Bond Fund Prospectus (Class A, C and Y)
dated May 1, 2016

Date of Supplement: July 20, 2016

Important notice regarding sales charges and share class availability
Effective July 20, 2016, Calvert will (i) waive the front-end sales charge for direct purchases of Class A shares, and (ii) cease accepting new direct purchases of Class C shares. In addition, and subject to the approval of the Board of Trustees/Directors for each respective fund, all existing directly-held Class C shares will convert to Class A shares. If approved, this conversion is expected to take place on or about September 30, 2016.
Accordingly, each of the prospectuses cited herein is revised as follows:
In the section titled “Shareholder Information - How to Buy Shares - Reduced Sales Charges” add the following under “Other Circumstances”.

•	shareholders investing in Class A shares directly with the Fund without a broker-dealer or financial adviser specified.

In the section titled “Shareholder Information - How to Open an Account” add the following under the heading for “Class A and C Shares”.
Effective July 20, 2016, Calvert will no longer accept new applications for direct purchases of Class C shares. Any application received for investment in Class C shares on which no broker-dealer or financial adviser is specified will automatically be invested in Class A shares.